UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2015

Banner Corporation

(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. First Avenue

Walla Walla, Washington 99362

(Address of principal executive offices and zip code)

(509) 527-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2015, Banner Corporation (“Banner”) consummated the acquisition of AmericanWest Bank (“AmWest” or “AWB”). Pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of November 5, 2014, by and among Banner, Elements Merger Sub, LLC, a wholly owned subsidiary of Banner (“Merger Sub”), SKBHC Holdings LLC (“Holdings”) and Starbuck Bancshares, Inc. (“Starbuck”) (as amended, the “Merger Agreement”), Starbuck merged with and into Merger Sub (the “Merger”), and immediately following the Merger, Starbuck’s wholly owned subsidiary bank, AmericanWest Bank merged with and into Banner’s wholly owned subsidiary bank, Banner Bank (the “Bank Merger”). The consideration paid by Banner pursuant to the Merger Agreement was 13,230,000 shares of Banner’s common stock and non-voting common stock and $130,000,000 in cash.

On October 2, Banner filed a Current Report on Form 8-K (the “Initial Report”) stating that it had completed the Merger and that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed by amendment within 71 calendar days after the date on which the Initial Report was required to be filed. This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

1.	The following audited consolidated financial statements of Holdings and its subsidiaries are filed as Exhibit 99.1 hereto and are incorporated herein by reference:

a.	Report of Independent Auditors;

b.	Consolidated Statements of Financial Condition as of December 31, 2014 and 2013;

c.	Consolidated Statements of Income for the Years Ended December 31, 2014, 2013 and 2012;

d.	Consolidated Statements of Comprehensive Income (loss) for the Years Ended December 31, 2014, 2013 and 2012;

e.	Consolidated Statements of Member’s Equity for the Years Ended December 31, 2014, 2013 and 2012;

f.	Consolidated Statements of Cash Flows for the Years Ended December 31, 2014, 2013 and 2012; and

g.	Notes to the Consolidated Financial Statements.

2.	The following unaudited interim consolidated financial statements of Holdings and its subsidiaries are filed as Exhibit 99.2 hereto and incorporated herein by reference:

a.	Consolidated Statements of Financial Condition as of September 30, 2015 and December 31, 2014;

b.	Consolidated Statements of Income for the Three and Nine Months Ended September 30, 2015 and September 30, 2014;

c.	Consolidated Statements of Comprehensive Income for the Three and Nine Months Ended September 30, 2015 and September 30, 2014;

d.	Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2015 and September 30, 2014; and

e.	Notes to the Consolidated Financial Statements.

(b) Pro Forma Financial Information

1.	The following unaudited pro forma combined condensed consolidated financial information required by Item 9.01(b) of Form 8-K is filed as Exhibit 99.3 hereto and is incorporated herein by reference:

a.	Combined Condensed Consolidated Statement of Financial Condition as of September 30, 2015;

b.	Combined Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2015 and the Year Ended December 31, 2014; and

c.	Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Information.

(d) Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

Exhibit No.	Description

23.1	Consent of Moss Adam LLP.

99.1	The audited consolidated financial statements of SKBHC Holdings LLC and subsidiaries listed in Item 9.01(a)(1).

99.2	The unaudited interim consolidated financial statements of SKBHC Holdings LLC and subsidiaries listed in Item 9.01(a)(2).

99.3	The unaudited pro forma combined condensed consolidated financial information listed in Item 9.01(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANNER CORPORATION

	By	/s/ Lloyd W. Baker
Date: December 10, 2015		Lloyd W. Baker
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Moss Adam LLP.

99.1	The audited consolidated financial statements of SKBHC Holdings LLC and subsidiaries listed in Item 9.01(a)(1).

99.2	The unaudited interim consolidated financial statements of SKBHC Holdings LLC and subsidiaries listed in Item 9.01(a)(2).

99.3	The unaudited pro forma combined condensed consolidated financial information listed in Item 9.01(b).